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                                  EXHIBIT 32.2

                               CERTIFICATION UNDER
                    SECTION 906 OF SARBANES-OXLEY ACT OF 2002

                                  CERTIFICATION

In connection with the annual report of Norske Skog Canada Limited (the "Company") on Form 40-F for the fiscal year ending December 31, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Ralph Leveton, Chief Financial Officer, of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

A. The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

B. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

"Ralph Leverton"
-------------------------------------
Ralph Leverton
Vice President, Finance and Chief Financial Officer

March 28, 2005